Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest as summarized in the table below.
Net sales to related parties for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands)	2023	2022	2021

Net sales	$9,039	$8,474	$9,089
As of December 31, 2023 and 2022, balances with related parties are as follows:

(in thousands)	2023	2022

Accounts receivable	$2,890	$5,136
Prepaid expenses and other current assets	$78	$11,929
Accounts payable	$700	$2,708
Accrued and other current liabilities	$2,893	$3,518
Prepaid expenses and other current assets include loan receivables and supplier advances from companies with which we have an investment or partnership interest.
As of December 31, 2022, prepaid expenses and other current assets included a $10.6 million convertible note from
Ellume Limited, Australia, which bears interest at 10% and was due on December 31, 2022. As of December 31, 2022,
we retained the loan receivable, while fully reserved, as we awaited the outcome of voluntary administration and any creditor arrangement. During 2023, we had no possibility of collection from Ellume and no expectation of any recovery of the defaulted amount. Accordingly, the loan receivable was fully written off against the reserve in 2023. Additional financial impacts of these proceedings with this related party for the fiscal year ended December 31, 2022 included a
$4.6 million write off on advances to suppliers and a $12.8 million impairment loss on intangible assets, both recognized in restructuring, acquisition, integration and other, net in the accompanying consolidated statement of income. Refer to
Note 11 "Goodwill and Intangible Assets."